JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
Supplement dated January 19, 2012 to PROSPECTUSES dated May 2, 2011
Subadviser Change to Variable Investment Option
This Supplement applies to prospectuses for VENTURE® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY and VENTURE III® VARIABLE ANNUITY Contracts by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements VENTURE® VARIABLE ANNUITY (Venture 2006, Ven 24, Ven 20 and Ven 21) Contracts issued before May 1, 2006; VENTURE® VARIABLE ANNUITY Contracts issued by John Hancock USA before November 23, 2009; VENTURE VANTAGE® VARIABLE ANNUITY Contracts issued before May 1, 2006; VENTURE VISION® VARIABLE ANNUITY Contracts issued before February 12, 2007; and VENTURE III® VARIABLE ANNUITY Contracts issued before May 1, 2006.
You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.
Effective January 19, 2012, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) became the subadviser to Large Cap Trust, replacing UBS Global Asset Management (Americas) Inc. as the subadviser to the Portfolio.
You should retain this Supplement for future reference.
Supplement dated January 19, 2012

01/12:	333-70728	033-79112
	333-70730	033-46217
	333-71072	333-138846
	333-71074	333-61283
	333-70850	333-83558